UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 1, 2024

Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-2424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania (Address of principal executive offices)	17547 (Zip code)

Registrant's telephone number, including area code:  717-426-1931

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Class A Common Stock, $.01 par value	DGICA	The NASDAQ Global Select Market
Class B Common Stock, $.01 par value	DGICB	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Operating Officer

The Registrant appointed W. Daniel DeLamater, 51, to the position of Executive Vice President and Chief Operating Officer effective January 1, 2024. Mr. DeLamater served as Senior Vice President and Head of Field Operations & National Accounts of Donegal Mutual Insurance Company and Senior Vice President of the Registrant since 2022. He served as Senior Vice President of National Accounts for Donegal Mutual Insurance Company from 2020 to 2022. Mr. DeLamater has also served as the President of Southern Mutual Insurance Company, a member company of the Donegal Insurance Group, since 2016 and in other positions at Southern Mutual Insurance Company from 2000 to 2015.

There are no arrangements or understandings between Mr. DeLamater and any other persons pursuant to which he became Executive Vice President and Chief Operating Officer of the Registrant. There is no family relationship between Mr. DeLamater and any director, executive officer, or person nominated or chosen by the Registrant to become a director or executive officer of the Registrant. The Registrant has not entered into any transactions with Mr. DeLamater that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act of 1934, as amended.

As of the date of this Current Report on Form 8-K, the Registrant has not entered into any new compensatory arrangements with Mr. DeLamater in connection with his appointment as Executive Vice President and Chief Operating Officer.

Item 7.01.	Regulation FD Disclosure.

On January 2, 2024, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press release dated January 2, 2024

Exhibit 104	Cover Page Interactive Data File (embedded within XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

	By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Executive Vice
President and Chief Financial Officer

Date: January 3, 2024